                                                                 EXHIBIT 10.32.5

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

          THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is entered into as of August 25, 2006, by and among WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation ("Borrower"), WESTERN DIGITAL (FREMONT), INC., a Delaware corporation ("WD Fremont"), the other credit parties and guarantors party hereto (each individually a "Credit Party" and collectively, the "Credit Parties"), the lenders signatory hereto (each individually a "Lender" and collectively the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for Lenders (in such capacity, "Agent"), and BANK OF AMERICA, N.A., as documentation agent for Lenders ("Documentation Agent"; Agent and Documentation Agent are collectively referred to as "Co-Agents" and each, a "Co-Agent").

                                    RECITALS

     A. Borrower, WD Fremont, the other Credit Parties party thereto, Lenders, and Co-Agents have entered into the Amended and Restated Credit Agreement dated as of September 19, 2003, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 8, 2004, the Second Amendment to Amended and Restated Credit Agreement dated as of April 22, 2005, the Third Amendment to Amended and Restated Credit Agreement dated as of September 30, 2005 (the "Third Amendment"), and the Fourth Amendment to Amended and Restated Credit Agreement dated as of June 30, 2006 (collectively, "Credit Agreement"), pursuant to which Co-Agents and Lenders are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

     B. Borrower has requested in the letters attached hereto as APPENDICES A and B (collectively, the "Consent Request Letters" and each, a "Consent Request Letter") that Agent and Lenders consent to certain matters under and amend the Credit Agreement, and Agent and Lenders are willing to do so subject to the terms and conditions of this Amendment.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the continued performance by Borrower and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties signatory hereto, Lenders, and Co-Agents hereby agree as follows:

          1. Ratification and Incorporation of Credit Agreement. Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement are incorporated herein by this reference as if set forth in full herein.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

          2. Consent. Pursuant to the Consent Under Amended and Restated Credit Agreement dated August 23, 2005, Agent and Requisite Lenders previously consented to Borrower making [***] by Borrower of [***] pursuant to the terms of a [***] entered into by Borrower [***]. Borrower has requested in the Consent Request Letter dated July 24, 2006, attached hereto as APPENDIX A that Agent and Requisite Lenders consent to Borrower making [***] pursuant to the terms of [***] between [***] and Borrower dated as of [***], a copy of which is attached to the Consent Request Letter. At Credit Parties' request, Agent and Lenders hereby (i) consent to Borrower entering into [***] and (ii) agree that no Default or Event of Default will have occurred under the Credit Agreement or the other Loan Documents as a result of Borrower entering into [***] or [***] to [***] described in [***].

          3. Amendment to Credit Agreement.

               (a) Section 1.5(a) is hereby deleted in its entirety and the following is substituted in lieu thereof:

                    (a) Borrower shall pay interest to Agent, for the ratable
               benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to the Revolving Credit Advances, the Index Rate plus the Applicable Revolver Index Margin per annum or, at the election of Borrower, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum; (ii) with respect to the Term Loan, the Index Rate plus the Applicable Term Loan Index Margin per annum or, at the election of Borrower, the applicable LIBOR Rate plus the Applicable Term Loan LIBOR Margin per annum; and (iii) with respect to the Swing Line Loan, the Index Rate plus the Applicable Revolver Index Margin per annum. The Applicable L/C Margin shall be 1.50% per annum, and the Applicable Unused Line Fee Margin shall be 0.375% per annum.

          As of the Closing Date, the Applicable Revolver Index Margin, Applicable Revolver LIBOR Margin, Applicable Term Loan Index Margin and Applicable Term Loan LIBOR Margin are as follows:

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Applicable Revolver Index Margin    0.50%
Applicable Revolver LIBOR Margin    2.00%
Applicable Term Loan Index Margin   0.75%
Applicable Term Loan LIBOR Margin   2.25%

          The Applicable Revolver Index Margin, Applicable Revolver LIBOR Margin, Applicable Term Loan Index Margin and Applicable Term Loan LIBOR Margin may be adjusted by reference to the following grids:

                                         Level of
      If Free Cash Flow is         Applicable Margins:
      --------------------         -------------------
   > or equal to $100 million           Level I
>$25 million, but < $100 million        Level II
    < or equal to $25 million           Level III

                                    Level I   Level II   Level III
                                    -------   --------   ---------
Applicable Revolver Index Margin     0.00%      0.25%      0.50%
Applicable Revolver LIBOR Margin     1.50%      1.75%      2.00%
Applicable Term Loan Index Margin    0.25%      0.50%      0.75%
Applicable Term Loan LIBOR Margin    1.75%      2.00%      2.25%

          Adjustments in the Applicable Revolver Index Margin, Applicable Revolver LIBOR Margin, Applicable Term Loan Index Margin and Applicable Term Loan LIBOR Margin commencing with the Fiscal Quarter ending June 30, 2006, shall be implemented quarterly on a prospective basis based on Borrower's Free Cash Flow for the trailing 12-Fiscal Month period ending as of the end of the immediately preceding Fiscal Quarter. Adjustments in the Applicable Margins for each calendar month shall commence with the first day of the first calendar month that occurs more than five (5) days after the date of delivery to Lenders of the quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, Borrower shall deliver to Agent and Lenders a certificate, signed by its chief financial officer, vice president corporate controller or vice president of finance, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. At any time that an Event of Default has occurred and is continuing, in addition to the possible application of the Default Rate in accordance with SECTION 1.5(D), the Applicable Margins shall be calculated in accordance with Level III above and any reduction in the Applicable Margins based upon the financial test

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

described above shall be deferred until the first day of the first calendar month following the date on which such Event of Default is waived or cured.

               (b) Clause (a) of the definition of "Commitment Termination Date" is hereby deleted in its entirety and "September 20, 2009" is substituted therefor.

               (c) Clause (k) of the definition of the term "Permitted Encumbrances" in ANNEX A to the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu therefor:

                    (k) Liens created after the Closing Date by conditional sale or other title retention agreements (including Capital Leases) or in connection with purchase money Indebtedness with respect to Equipment and Fixtures (i) that constitute the Original Leased Equipment, or (ii) otherwise acquired by any Credit Party in the ordinary course of business during the period from September 30, 2005, through September 30, 2007, involving the incurrence of an aggregate amount of purchase money Indebtedness and Capital Lease Obligations (including obligations of WD Fremont with respect to the Additional Leased Equipment and the 2006 Leased Equipment) of not more than $50,000,000 outstanding at any one time for all such Liens (provided that such Liens attach only to the assets subject to such purchase money debt and such Indebtedness is incurred within 90 days following the purchase of such Equipment or Fixtures and does not exceed 100% of the purchase price of the subject assets) so long as Borrower and its Subsidiaries (other than Excluded Subsidiaries) shall have Available Liquidity in excess of $200,000,000 at the time that such Credit Party enters into such purchase money debt or Capital Lease;

               (d) The following definitions are hereby added to ANNEX A to the Credit Agreement in appropriate alphabetical order:

                    "Fifth Amendment" means the Fifth Amendment to Amended and
               Restated Credit Agreement dated as of August 25, 2006.

                    "Free Cash Flow" shall mean, with respect to Borrower and
               its Subsidiaries (other than the Excluded Subsidiaries) on a consolidated basis, for the 12-month period then ended, (a) EBITDA for such period, minus (b) the sum of (i) Capital Expenditures made during such period, (ii) any provision for income taxes for such period, (iii) dividends and other Restricted Payments made during such period in accordance with
               SECTION 6.14 or as otherwise consented to under this Agreement,
               (iv) Interest Expense for such period, and (v) payments of principal made during such period with respect to Indebtedness of Borrower and its Subsidiaries (other than Excluded Subsidiaries), plus (c) the aggregate amount of the proceeds from the issuance of common Stock of Borrower permitted or as otherwise consented to under this Agreement in an amount not to exceed the aggregate amount of redemption, purchase, repurchase

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

               or retirement payments made during such period by Borrower to holders of the common Stock of Holdings permitted or as otherwise consented to under this Agreement.

                    "2006 Leased Equipment" shall mean the specific items of
               leased Equipment described in Schedule 1 to the letter attached to the Fifth Amendment as APPENDIX B.

               (e) Paragraph (D) of ANNEX I to the Credit Agreement is hereby amended by replacing the reference to "Mr. Steven M. Slavin" with "Treasury Department".

          4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

                    (a) receipt by Agent of this Amendment duly executed by Borrower, WD Fremont, WD UK, WD IS, Agent and Lenders; and

                    (b) the absence of any Defaults or Events of Default as of the date hereof.

          5. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

          6. Representations and Warranties. Borrower and each other Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) Borrower or any other Credit Party, as applicable, has previously advised Agent in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

          7. Reaffirmation by Guarantors. Each Guarantor, by its execution of this Amendment, consents to the terms hereof and ratifies and reaffirms all of the provisions of the Guaranties.

          8. Miscellaneous.

               (a) This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

               (b) Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

               (c) The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

               (d) Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

               (e) Except as expressly provided in Section 2 and Section 3 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

               (f) Each of Borrower and each of the other Credit Parties (i) acknowledges and agrees that it has no actual or potential claim or cause of action against Agent or any Lender relating to any Loan Documents or any actions or events occurring on or before the date of this Amendment and (ii) waives and releases any right to assert such claim or cause of action.

               (g) In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

                  [Remainder of Page Intentionally Left Blank]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

          IN WITNESS WHEREOF, this Fifth Amendment to Amended and Restated Credit Agreement has been duly executed as of the date first written above.

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Administrative Agent and a Lender


                                        By: /s/ Jeff Chiu
                                            ------------------------------------
                                            Jeff Chiu
                                            Duly Authorized Signatory


                                        BANK OF AMERICA, N.A.,
                                        as a Lender


                                        By: /s/ M.R. Williamson
                                            ------------------------------------
                                        Name: Michael R. Williamson
                                        Title: SVP


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as a Lender


                                        By: /s/ J. Danforth
                                            ------------------------------------
                                        Name: J. Danforth
                                        Title: VP


                                        WESTERN DIGITAL TECHNOLOGIES, INC.,


                                        By: /s/ Raymond M. Bukaty
                                            ------------------------------------
                                        Name: Raymond M. Bukaty
                                        Title: SVP Administration,
                                               General Counsel & Secretary


                                        WESTERN DIGITAL FREMONT, INC.


                                        By: /s/ Raymond M. Bukaty
                                            ------------------------------------
                                        Name: Raymond M. Bukaty
                                        Title: Secretary


                                        WESTERN DIGITAL (U.K.), LTD.,


                                        By: /s/ Raymond M. Bukaty
                                            ------------------------------------
                                        Name: Raymond M. Bukaty
                                        Title: Director


                                        WESTERN DIGITAL (I.S.) LIMITED,


                                        By: /s/ Raymond M. Bukaty
                                            ------------------------------------
                                        Name: Raymond M. Bukaty
                                        Title: Secretary

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX A

                      JULY 24, 2006 CONSENT REQUEST LETTER

July 24, 2006

ALL VIA OVERNIGHT COURIER:

General Electric Capital Corporation
350 South Beverly Drive, Suite 200
Beverly Hills, California 90212
Attention: Account Manager (Western Digital)
Facsimile: (310) 785-0644
Telephone: (310) 203-0335

General Electric Capital Corporation   DLA Piper Rudnick Gray Cary US LLP
201 High Ridge Road                    1999 Avenue of the Stars, Fourth Floor
Stamford, Connecticut 06927-5100       Los Angeles, California 90067-6022
Attention: Corporate Counsel           Attention: Gary B. Rosenbaum, Esq.
Facsimile: (203) 316-7822              Facsimile: (310) 595-3442
Telephone: (203) 316-7500              Telephone: (310) 595-3142

     Re: Consent under Amended and Restated Credit Agreement

Gentlemen:

          Reference is made to the Amended and Restated Credit Agreement dated as of September 19, 2003, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 8, 2004, Second Amendment to Amended and Restated Credit Agreement dated as April 22, 2005, and Third Amendment to Amended and Restated Credit Agreement dated as of September 30, 2005, and Fourth Amendment to Amended and Restated Credit Agreement dated as of June 30, 2006 (including all annexes, exhibits and schedules thereto, and as the same may be amended, restated, supplemented or otherwise modified from time to time, collectively, the "Credit Agreement"), by and among Western Digital Technologies, Inc., a Delaware corporation formerly known as Western Digital Corporation ("Borrower"), Western Digital (Fremont), Inc. ("WD Fremont"), the other credit parties party thereto, General Electric Capital Corporation, a Delaware corporation ("GE Capital"), as administrative agent (in such capacity, "Administrative Agent" or "Agent") for the lenders ("Lenders"), Bank of America, N.A., as documentation agent for Lenders ("Documentation Agent"; Administrative Agent and Documentation Agent are collectively referred to as "Co-Agents" and each, a "Co-Agent"), and Lenders. Capitalized terms or matters of construction defined or established in ANNEX A to the Credit Agreement shall be applied herein as defined or established therein.

          1. Request for Consent to [***]. SECTION 6.2 of the Credit Agreement provides that no Credit Party shall make or permit to exist any investment in, or make, accrue or permit to exist loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise, subject to the specific exceptions set forth therein. In that

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

certain consent letter dated August 23, 2005 executed Agent, Requisite Lenders, Borrower and each Guarantor, Agent and Lenders consented to [***] with respect to the [***] by Borrower of [***] pursuant to a [***] entered into by Borrower and [***] effective as of [***], which agreement is attached hereto as EXHIBIT
A. Pursuant to that certain [***], a copy of which is attached hereto as EXHIBIT B ("[***]"), Borrower is to make [***]. Request is hereby made for consent to the [***], and agreement by the Agent and Lenders that no Default or Event of Default will have occurred under the Credit Agreement or the other Loan Documents as a result of Borrower entering into [***] or [***].

          2. Request for Change in Authorized Signatories. Annex E of the Credit Agreement requires that the Chief Financial Officer or Treasurer of Borrower sign certain financial and other reports provided pursuant to the Credit Agreement. The Chief Financial Officer or Treasurer of Borrower has previously delivered reports issued under Annex F of the Credit Agreement. Borrower hereby requests that any of the following be permitted to sign such financial and other reports issued pursuant to the Credit Agreement and to issue request for consent or amendment letters:

     a.   Steve Milligan, Chief Financial Officer;

     b.   Joe Carillo, Vice President Corporate Controller;

     c.   Wolfgang Nickl, Vice President Finance;

     d. Ray M. Bukaty, Sr. Vice President, Administration, General Counsel and Secretary; or

     e.   Michael Ray, Vice President Corporate Law.

          Please feel free to call if you have any questions or need clarification.

                                        Sincerely,


                                        /s/ Steve Milligan
                                        ----------------------------------------
                                        Steve Milligan
                                        Chief Financial Officer
                                        Western Digital Technologies, Inc.


Attachments: Exhibits A and B

cc: Joe Carillo
    Wolfgang Nickl
    Catherine Fields
    Raymond M. Bukaty, Esq.
    Michael Ray, Esq.
    Claudia Kihano Parker, Esq.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   APPENDIX B

                      AUGUST 4, 2006 CONSENT REQUEST LETTER

August 4, 2006

ALL VIA OVERNIGHT COURIER:

General Electric Capital Corporation
350 South Beverly Drive, Suite 200
Beverly Hills, California 90212
Attention: Account Manager (Western Digital)
Facsimile: (310) 785-0644
Telephone: (310) 203-0335

General Electric Capital Corporation   DLA Piper Rudnick Gray Cary US LLP
201 High Ridge Road                    1999 Avenue of the Stars, Fourth Floor
Stamford, Connecticut 06927-5100       Los Angeles, California 90067-6022
Attention: Corporate Counsel           Attention: Gary B. Rosenbaum, Esq.
Facsimile: (203) 316-7822              Facsimile: (310) 595-3442
Telephone: (203) 316-7500              Telephone: (310) 595-3142

     Re: Request for Consent under and Amendment of Amended and Restated Credit
         Agreement

Gentlemen:

          Reference is made to the Amended and Restated Credit Agreement dated as of September 19, 2003, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 8, 2004, Second Amendment to Amended and Restated Credit Agreement dated as April 22, 2005, and Third Amendment to Amended and Restated Credit Agreement dated as of September 30, 2005 ("Third Amendment to Credit Agreement"), and Fourth Amendment to Amended and Restated Credit Agreement dated as of June 30, 2006 (including all annexes, exhibits and schedules thereto, and as the same may be amended, restated, supplemented or otherwise modified from time to time, collectively, the "Credit Agreement"), by and among Western Digital Technologies, Inc., a Delaware corporation formerly known as Western Digital Corporation ("Borrower"), Western Digital (Fremont), Inc. ("WD Fremont"), the other credit parties party thereto, General Electric Capital Corporation, a Delaware corporation ("GE Capital"), as administrative agent (in such capacity, "Administrative Agent" or "Agent") for the lenders ("Lenders"), Bank of America, N.A., as documentation agent for Lenders ("Documentation Agent"; Administrative Agent and Documentation Agent are collectively referred to as "Co-Agents" and each, a "Co-Agent"), and Lenders. Capitalized terms or matters of construction defined or established in ANNEX A to the Credit Agreement shall be applied herein as defined or established therein.

          1. Pursuant to the Consent under Amended and Restated Credit Agreement dated as of June 24, 2004, Agent and Requisite Lenders previously consented to Borrower and WD Fremont entering into a Master Equipment Lease Agreement with CIT Technologies Corporation, d/b/a CIT Systems Leasing (the "CIT Lease"), and agreed to release the Agent's Liens on the specific items of equipment set forth in Exhibit A to Schedules 1 and 2 to the CIT Lease as of June 24, 2004 (the "Original

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Leased Equipment"). Pursuant to the Third Amendment to Credit Agreement, Agent and Requisite Lenders consented to WD Fremont entering into additional exhibits to the CIT Lease covering certain leased Equipment described therein (the "Additional Leased Equipment") and agreed to release the Agent's Liens on the Additional Leased Equipment.

          2. The Credit Parties hereby request that Agent and Lenders consent to Borrower and WD Fremont entering into the additional schedules to the CIT Lease attached hereto as Schedule 1, and agree (a) to release the Liens of Agent, on behalf of Co-Agents and Lenders, on the specific items of equipment listed on such Schedule 1 (the "2006 CIT Leased Equipment"), and (b) that no Default or Event of Default has occurred as a result of Borrower and/or WD Fremont entering into such additional schedules to the CIT Lease.

          3. In furtherance of the above, the Credit Parties hereby request that Agent and Lenders agree to amend the Credit Agreement as follows:

               (a) Clause (k) of the definition of the term "Permitted Encumbrances" in ANNEX A to the Credit Agreement should be hereby deleted in its entirety and the following substituted in lieu thereof:

                    "(k) Liens created after the Closing Date by conditional
               sale or other title retention agreements (including Capital Leases) or in connection with purchase money Indebtedness with respect to Equipment and Fixtures (i) that constitute the Original Leased Equipment, (ii) the Additional Leased Equipment, or (iii) otherwise acquired by any Credit Party in the ordinary course of business during the period from September 30, 2005, through September 30, 2007, involving the incurrence of an aggregate amount of purchase money Indebtedness and Capital Lease Obligations (including obligations of WD Fremont with respect to the 2006 CIT Leased Equipment) of not more than $50,000,000 outstanding at any one time for all such Liens (provided that such Liens attach only to the assets subject to such purchase money debt and such Indebtedness is incurred within 90 days following the purchase of such Equipment or Fixtures and does not exceed 100% of the purchase price of the subject assets) so long as Borrower and its Subsidiaries (other than Excluded Subsidiaries) shall have Available Liquidity in excess of $200,000,000 at the time that such Credit Party enters into such purchase money debt or Capital Lease;"

          Please feel free to call if you have any questions or need clarification.

                                        Sincerely,


                                        /s/ Steve Milligan
                                        ----------------------------------------
                                        Steve Milligan
                                        Chief Financial Officer
                                        Western Digital Technologies, Inc.

Attachments: Exhibit A

cc: Joe Carillo
    Wolfgang Nickl
    Catherine Fields
    Raymond M. Bukaty, Esq.
    Michael Ray, Esq.
    Claudia Kihano Parker, Esq.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                   SCHEDULE 1
                            2006 CIT Leased Equipment